SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 10, 1999


                           EXCEL SWITCHING CORPORATION
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-23263                                           04-2992806
 ------------------------                      ---------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)



                             255 INDEPENDENCE DRIVE
                          HYANNIS, MASSACHUSETTS 02601
              -----------------------------------------------------
                    (Address of principal executive offices)

                    Registrant's telephone number, including
                                   area code:

                                 (508) 862-3000
                                 --------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 10, 1999, Racepoint Acquisition Corp.("Racepoint"), a wholly-owned subsidiary of Excel Switching Corporation ("Excel"), merged (the "Merger") with and into RAScom, Inc. ("RAScom"). As a result of the Merger, RAScom became a wholly-owned subsidiary of Excel.

         RAScom's assets consist primarily of its open remote access server technology including the RAServer product line which concurrently supports access over both the public switched telephony networks and the internet. Prior to the Merger, RAScom designed and manufactured a remote access solution based on open platforms for enterprise networks, carriers and internet software providers ("ISPs"). Excel intends to integrate RAScom's remote access server technology with Excel's programmable switching technology for the enhanced services and wireless and infrastructure markets, as well as for small and medium sized ISPs.

         Pursuant to the terms of the Merger, an aggregate of 1,099,940 shares of Excel's common stock (the "Common Stock") were issued in exchange for all of the outstanding capital stock and options to purchase capital stock of RAScom. The shareholders of RAScom received, in the aggregate, 1,021,187 shares of Excel's Common Stock in exchange for their shares of RAScom capital stock. In addition, the optionholders of RAScom received, in the aggregate, options to purchase 78,753 shares of Excel's Common Stock in exchange for their options to purchase capital stock of RAScom. The source of the consideration for this acquisition came from the authorized capital stock of Excel, and to the extent that cash was paid for fractional shares, from Excel's cash on hand.

         The terms of this transaction and the consideration received by RAScom shareholders and option holders were the result of arm's-length negotiations between management of Excel, management of RAScom and the shareholders of RAScom. The terms of this transaction and the exchange of RAScom securities for the Common Stock are more fully described in the Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of April 15, 1999, as amended, among Excel, Racepoint, RAScom, the shareholders of RAScom and Mark B. Galvin as Indemnification Representative (attached as Exhibit 2.1 to this report and hereby incorporated by reference). Additional terms are also provided in Amendment No. 1 to the Merger Agreement ("Amendment No. 1 to the Merger Agreement"), dated as of May 7, 1999, among Excel, Racepoint, RAScom, those shareholders of RAScom that are signatories thereto, and Mark B. Galvin as Indemnification Representative (attached as Exhibit 2.2 to this report and hereby incorporated by reference).

         Of the 1,021,187 shares of Common Stock issued in the Merger to the RAScom shareholders, 102,122 shares were placed in escrow pursuant to the terms of an Escrow Agreement (the "Escrow Agreement"), dated as of May 10, 1999, by and among Excel, Racepoint, RAScom, State Street Bank and Trust Company ("State Street"), the shareholders of RAScom, and Mark B. Galvin as Indemnification Representative (attached as Exhibit 4.1 to this report and hereby incorporated by reference). Additional terms related to the escrow of Excel Common Stock issued in the Merger is also provided in a Side Letter Agreement (the "Side Letter Agreement"), dated as of May 10, 1999 by and among Excel, Racepoint, RAScom, State Street and Mark B.

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Galvin as Indemnification Representative (attached as Exhibit 4.2 to this report and hereby incorporated by reference).

         Shareholders of RAScom that obtained Common Stock of Excel in the Merger are also entitled to certain registration rights as detailed in the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of May 10, 1999, between the various shareholders of RAScom and Excel (attached as Exhibit 4.3 to this report and hereby incorporated by reference).

         The Merger was approved by the Board of Directors of Excel, Racepoint and RAScom, and in addition, by the shareholders of RAScom. This transaction will be accounted for as a pooling of interests.

         The information contained in the press release of Excel, dated May 11, 1999, announcing the consummation of the Merger, and which is attached to this report as Exhibit 99.1, is also hereby incorporated by reference. The information contained in the press release of Excel, dated April 15, 1999, announcing the acquisition of RAScom by Excel, and reported on a Form 8-K filed with the Commission on April 23, 1999, is also hereby incorporated by reference.


FACTORS THAT MAY AFFECT FUTURE OPERATING RESULTS

         Statements contained in this Report on Form 8-K that are not historical fact may constitute forward-looking statements and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Excel's actual results of operations and financial condition may in the future vary significantly from those stated in any forward-looking statements. Factors that may cause such differences include, but are not limited to, the risks, uncertainties and other information discussed within this Report on Form 8-K and other risks identified in Excel's Securities and Exchange Commission filings.

         The following factors, among others, could cause actual results to differ materially from those set forth in forward-looking statements contained or incorporated by reference in this report and presented by management from time to time. Such factors, among others, may have a material adverse effect upon Excel's business, results of operations and financial condition:

         Difficulty of Integrating Two Companies. In connection with Excel's acquisition of RAScom, Inc., the successful integration of the operations, personnel and product lines of the two companies is important to the future financial performance of the combined enterprise. The anticipated benefits of the acquisition may not be achieved unless, among other things, the operations of RAScom are successfully combined with those of Excel in a timely manner. The diversion of the attention of management, and any difficulties encountered in the transition process, could have an adverse impact on the revenues, financial condition and results of operations of the combined enterprise. Excel may not be able to successfully integrate RAScom and its services and products into Excel's operations. The inability of management to successfully integrate the operations of the companies could have a material adverse effect upon the business, financial condition and results of operations of Excel.

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         Difficulty of Integrating RAScom Product Lines. As part of its product plans following the acquisition of RAScom, Excel expects to be integrating RAScom's remote access technology with Excel's programmable switching technology for the enhanced services and wireless and infrastructure markets, as well as for small- and medium-sized Internet Service Providers. The integration by Excel of RAScom's product offerings can be costly, and result in unanticipated delays or difficulties with product integration, and require further development expenses and further expenditures for sales and marketing campaigns associated with advertising the new, complementary product offerings. There is no assurance that the RAScom research and development team can be successfully assimilated with Excel's engineering personnel, or that the RAScom engineering personnel will continue to remain with Excel following the acquisition. Excel has no assurance that its existing customers will purchase the new RAScom product lines, once integrated, or that Excel will be able to attract new customers with the added RAScom product capabilities. While management believes that RAScom's technology enhances Excel's existing product offerings and expands its addressable markets, delays or difficulties associated with this product integration or the loss of RAScom engineering personnel could have a material adverse effect on Excel's business and results of operations.

         Uncertainties Relating to Integration of Operations. Excel believes that the acquisition of RAScom will result in long-term strategic benefits. However, the realization of these benefits will depend on whether management can integrate the operations of Excel and RAScom in an efficient and effective manner. Among other things, Excel must integrate the respective companies' products, technologies, distribution channels and key personnel. Furthermore, Excel must coordinate the sales, marketing and research and development efforts of RAScom. The difficulties of integrating RAScom may be increased by the need to coordinate organizations with distinct cultures and widely dispersed operations. The effective integration of the various operations will depend on the ability of Excel to attract and retain key management, sales, marketing and research and development personnel. The integration of operations following the acquisition will require significant attention of management and thus may distract attention from other day-to-day operations of Excel.

         Need to Integrate and Retain Key Employees of RAScom. The successful integration of RAScom, Inc. is dependent on the retention and integration of the key management, sales, marketing, engineering and other technical employees of RAScom. Competition for qualified personnel in the industries in which Excel and RAScom compete is very intense, and competitors may use aggressive tactics to recruit key employees of Excel and RAScom during the integration phase following the acquisition which could result in the loss of key employees. The loss of these key personnel could have a material adverse effect on Excel's business, financial condition and results of operations.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired. Pursuant to Instruction
         (a)(4) of Item 7 of Form 8-K, financial statements of RAScom, Inc. will be filed not later than 60 days after May 25, 1999, the date that this initial report on Form 8-K must be filed.

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(b)      Pro Forma Financial Information. Pursuant to Instruction (b)(2) of Item
         7 of Form 8-K, pro forma financial information relating to RAScom, Inc. will be filed not later 60 days after May 25, 1999, the date that this initial report on Form 8-K must be filed.

(c)      Exhibits.

         Exhibit No.            Description
         -----------            -----------

                 2.1 Agreement and Plan of Merger and Reorganization dated as of April 15, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., the shareholders of RAScom, Inc. and Mark B. Galvin as Indemnification Representative.
                 2.2 Amendment No. 1 to the Agreement and Plan of Merger and Reorganization dated as of May 7, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., those shareholders of RAScom, Inc. that are signatories thereto, and Mark B. Galvin as Indemnification Representative.
                 4.1 Escrow Agreement dated as of May 10, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., State Street Bank and Trust Company, the shareholders of RAScom, Inc. and Mark B. Galvin as Indemnification Representative.
                 4.2 Side Letter Agreement dated as of May 10, 1999 by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., State Street Bank and Trust Company and Mark B. Galvin as Indemnification Representative.
                 4.3 Registration Rights Agreement, dated as of May 10, 1999, between the shareholders of RAScom that are signatories thereto and Excel Switching Corporation.
                 99.1 Press Release of Excel Switching Corporation, dated May 11, 1999, announcing the consummation of the Merger.
                 99.2 Press Release of Excel Switching Corporation dated April 15, 1999 announcing the acquisition of RAScom, Inc. by Excel Switching Corporation (incorporated by reference to Exhibit 99.1 of the Report on Form 8-K filed by Excel Switching Corporation with the Commission on April 23,
                                1999).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EXCEL SWITCHING CORPORATION


Dated:  May 25, 1999                     By: /s/ Christopher Stavros
                                            ------------------------------------
                                             Christopher Stavros
                                             Vice President and General Counsel

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.          Description
-----------          -----------

        2.1 Agreement and Plan of Merger and Reorganization dated as of April 15, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., the shareholders of RAScom, Inc. and Mark B. Galvin as Indemnification Representative.
        2.2 Amendment No. 1 to the Agreement and Plan of Merger and Reorganization dated as of May 7, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., those shareholders of RAScom, Inc. that are signatories thereto, and Mark B. Galvin as Indemnification Representative.
        4.1 Escrow Agreement dated as of May 10, 1999, by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., State Street Bank and Trust Company, the shareholders of RAScom, Inc. and Mark B. Galvin as Indemnification Representative.
        4.2 Side Letter Agreement dated as of May 10, 1999 by and among Excel Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., State Street Bank and Trust Company and Mark
                     B. Galvin as Indemnification Representative.
        4.3 Registration Rights Agreement, dated as of May 10, 1999, between the shareholders of RAScom that are signatories thereto and Excel Switching Corporation.
        99.1 Press Release of Excel Switching Corporation, dated May 11, 1999, announcing the consummation of the Merger.
        99.2 Press Release of Excel Switching Corporation dated April 15, 1999 announcing the acquisition of RAScom, Inc. by Excel Switching Corporation (incorporated by reference to
                     Exhibit 99.1 of the Report on Form 8-K filed by Excel Switching Corporation with the Commission on April 23,
                     1999).

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